UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                  Amendment #1


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 17, 2006


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


       000-13143                                        41-1223933
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

      5540 Pioneer Creek Drive
           Maple Plain, MN                                 55359
----------------------------------------        -----------------------------
(Address Of Principal Executive Offices)                 (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3 through 8 are not applicable and therefore omitted.

Explanatory Note:
This Amended 8K is filed to amend the 8K filed by Innovex on July 17, 2006 in order to correct the guidance included in the Press Release which was attached to the 8K as exhibit No. 9.01.

ITEM 2.02   Results Of Operations And Financial Condition.

             The Company hereby furnishes a press release issued on July 17, 2006 and attached hereto as Exhibit 99.1 disclosing material non-public information correcting the Company's future guidance as included in the Company's Press Release issued on July 17, 2006. The guidance should have stated that the Company expects revenue between $39 and $42 million and revenue excluding pass through material content between $21 and $24 million in its fiscal 2006 fourth quarter.


ITEM 9.01   Financial Statements And Exhibits.

Exhibit No.        Description
-----------        -----------
99.1               Press Release issued July 17, 2006


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 INNOVEX, INC.

                                                 By:  /s/ Douglas W. Keller
                                                    ----------------------------
                                                 Douglas W. Keller
                                                 Vice President of Finance

Date:   July 17, 2006